Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Corporate Property Associates 17 – Global Incorporated on Form 10-Q for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gordon F. DuGan, Chief Executive Officer of Corporate Property Associates 17 – Global Incorporated, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Corporate Property Associates 17 – Global Incorporated.
Date 12/14/2007

/s/ Gordon F. DuGan
Gordon F. DuGan
Chief Executive Officer

In connection with the Quarterly Report of Corporate Property Associates 17 – Global Incorporated on Form 10-Q for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark J. DeCesaris, acting Chief Financial Officer of Corporate Property Associates 17 – Global Incorporated, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Corporate Property Associates 17 – Global Incorporated.
Date 12/14/2007

/s/ Mark J. DeCesaris
Mark J. DeCesaris
acting Chief Financial Officer
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Corporate Property Associates 17 – Global Incorporated and will be retained by Corporate Property Associates 17 – Global Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.